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                                                                    EXHIBIT 23.1


The Board of Directors
CapRock Communications Corp.
(Formerly IWL Holdings, Inc.):

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                             KPMG LLP

Dallas, Texas
April 15, 1999